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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 20, 1998 included in Interplay Entertainment Corp.'s Form S-1 registration statement for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP

Orange County, California
July 31, 1998